SUBSCRIPTION AGREEMENT

SHARES OF COMMON STOCK

OF

T.O.D. TASTE ON DEMAND INC.

T.O.D. Taste on Demand Inc.

Ladies and Gentlemen:

The undersigned (the “Subscriber”) understands that T.O.D. Taste on Demand Inc., a Nevada corporation (the “Company”), is offering for sale to the Subscriber the number of shares of the Company’s Common Stock, value per $0.001 (the “Common Stock”), set forth below the Subscriber’s name on the signature page hereto. The Subscriber acknowledges that it is not acting on the basis of any representations or warranties other than those set forth in this subscription agreement (this “Subscription Agreement”) and understands that the offering of the Common Stock (the “Offering”) is being made without registration of the Common Stock under the United States Securities Act of 1933, as amended (the “Act”), or any securities, “blue sky” or other similar laws of any foreign or domestic state (“State Securities Laws”), including without limitation, the jurisdiction in which the Subscriber resides.

The Subscriber agrees as follows:

1. Subscription. The Subscriber hereby tenders this subscription and applies for the purchase of up to twenty thousands (20,000) shares of Common Stock at a purchase price of $0.05 per share for the aggregate purchase price of U.S. $1,000 (the “Purchase Price”).

2. Payment for Common Stock. Payment of the Purchase Price shall be made simultaneously with the execution and delivery of this Subscription Agreement. If this subscription is not accepted or the Offering is terminated by the Company for any reason, all documents, together with the Purchase Price (without interest), will be returned to the Subscriber. If this subscription is accepted by the Company, the Company will deliver a certificate representing the shares of Common Stock purchased by the Subscriber to the Subscriber promptly such acceptance.

3. Certain Acknowledgments and Agreements of Subscriber. The Subscriber understands and acknowledges and agrees that: (i) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part, (ii) the subscription is subject to prior sale, withdrawal, modification, or cancellation of the Offering by the Company, (iii) the subscription shall not be valid unless and until accepted by the Company, (iv) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company and (v) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue shares of Common Stock to the Subscriber if such issuance would constitute a violation of the Act or any State Securities Laws.

4. Representations and Warranties of Company. In order to induce the Subscriber to tender this subscription, the Company hereby represents and warrants to the Subscriber as follows:

(a)
Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)
Capitalization. The authorized capital of the Company consists of 65,000,000 shares of Common Stock and 10,000,000 or preferred stock. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and State Securities Laws.

(c)
Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Subscription Agreement, and to issue the Common Stock, has been taken or will be taken prior to the acceptance of this subscription. All action on the part of the officers of the Company necessary for (i) the execution and delivery of the Subscription Agreement, (ii) the performance of all obligations of the Company under the Subscription Agreement, and (iii) the issuance and delivery of the Common Stock has been taken or will be taken prior to acceptance of this subscription. The Subscription Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (y) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (z) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)
Valid Issuance of Common Stock. The shares of Common Stock subject to this subscription, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Stockholders Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Subscriber. Assuming the accuracy of the representations in Section 5 of this Agreement and subject to the filings described in Section  4(e) below, the shares of Common Stock subject to this subscription will be issued in compliance with all applicable federal and State Securities Laws.

(e)
Governmental Consents and Filings. Assuming the accuracy of the representations in Section 5 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act.

5. Representations and Warranties of Subscriber. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to the Company as follows:

(a)
The Subscriber (i) is an “Accredited Investor” as defined in Rule 501 of Regulation D under the United States Securities Act of 1933 (the “Securities Act”); or (ii) by reason of the Subscriber’s business or financial experience (or the business or financial experience of the Subscriber’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s interests in connection with the proposed purchase of Common Stock;

(b)
SUBSCRIBER HAS RECEIVED, READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND ALL EXHIBITS AND APPENDICES HERETO AND HAS HAD AN ADEQUATE OPPORTUNITY TO CONSULT SUBSCRIBER’S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR SUBSCRIBER;

(c)
The Company has provided the Subscriber and his or her representative, if any, prior to the purchase of any of the Common Stock, with the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the financial data and business of the Company and to obtain any additional information necessary to verify the information relative to the financial data and business of the Company, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be fully satisfactory. The Subscriber is satisfied that he or she has received adequate information concerning all matters which he or she considers material to a decision to purchase the Common Stock;

(d)
Subscriber understands and acknowledges that (i) Subscriber must bear the economic risk of an investment in the Common Stock for an indefinite period of time; (ii) the Common Stock have not been registered under the Securities Act or any State Securities Laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and State Securities Laws for transactions not involving any public offering and, therefore, the Common Stock may not be resold or transferred unless they are subsequently registered under the Securities Act and applicable State Securities Laws or unless an exemption from such registration is available; and (iii) Subscriber is purchasing the Common Stock, and any purchase of the Common Stock will be, for investment purposes only for Subscriber’s account and not with any view toward a distribution thereof;

(e)
Subscriber is aware and acknowledges that: (i) an investment in the Common Stock is speculative and involves a risk of loss of the entire investment and no assurance can be given of any income from such investment; (ii) the Company has not made and cannot make any representation or warranty as to the future operations or financial condition of the Company; (iii) any estimates of future operating results or financial forecasts of any kind with respect to the Company which may be contained in any documents or information furnished to the Subscriber may not be realized; (iv) that such estimates or forecasts are based on assumptions which may or may not occur; (vi) that no assurances can be given that the actual results of Company operations or the financial condition of the Company will conform to such estimates or forecasts and that therefore the Subscriber should not rely thereon; (vii) that the Company is a start up business and it has never shown a profit; (viii) that there is no assurance that the Company’s operations will be profitable or will produce a positive cash flow; (ix) that the Company may operate at a loss for the foreseeable future; and (x) there is no public market for, and there are substantial restrictions on the transferability of, the Common Stock and it may not be possible for Subscriber to liquidate the investment readily in case of an emergency;

(f)	Subscriber has adequate means of providing for all current and foreseeable needs and personal contingencies and has no need for liquidity in this investment;

(g)	Subscriber maintains a domicile or business at the address shown on the signature page of this Subscription Agreement, at which address Subscriber has subscribed for the Common Stock;

(h)
Subscriber has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Company. Subscriber has evaluated the risk of investing in the Common Stock, and has determined that the Common Stock are a suitable investment for Subscriber. Subscriber can bear the economic risk of the investment and can afford a complete loss of the investment. In evaluating the suitability of any investment in the Common Stock, Subscriber has not relied upon any representations or other information (whether oral or written) other than independent investigations made by Subscriber or Subscriber’s representative(s).; and

(i)
The information set forth on signature page of this Agreement is true and accurate to the best of the Subscriber’s knowledge and belief. Subscriber understands that the Company will rely on the accuracy and completeness of such information.

6. Survival and Indemnification. All representations, warranties and covenants contained in this Agreement or any other documents executed and delivered in connection therewith and the indemnification contained in this Paragraph 6 shall survive (i) the acceptance of this Subscription Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein, and (iii) the death, disability or dissolution of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in determining the Subscriber’s qualification and suitability to acquire the Common Stock. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Act or any State Securities Laws.

7. Legends. Subscriber acknowledges and agrees that any certificate evidencing the Common Shares will bear substantially the following legend, and/or such other legends as the Company’s legal counsel determines are necessary:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”) OR ANY STATE SECURITIES COMMISSION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, confirmed electronic mail or facsimile, or overnight air courier guaranteeing next day delivery:

(a)	if to the Company, to it at the following address:

55 Hakeshet Street, Reut, Israel, 91708

(b)	if to the Subscriber, to the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

9. Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modifications, waiver or termination is sought.

10. Entire Agreement. This Subscription Agreement, together with the Stockholders Agreement, constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

11. Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretation, construction and effect and in all other aspects by the substantive laws of the State of New York, without reference to conflicts of laws principles.

12. Severability. If any provision of this Subscription Agreement or the application thereof to any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

13. Headings. The headings in this Subscription Agreement are inserted for convenience and indemnification only and are not intended to describe, interpret, defined, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

14. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

15. Amendment and Modification. This Subscription Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in writing executed by the Company and the Subscriber. No course of dealing between or among any persons having any interest in this Subscription Agreement will be deemed effective to modify, amend or discharge any part of this Subscription Agreement or any rights or obligations of any person under or by reason of this Subscription Agreement.

16. Miscellaneous. This Subscription Agreement (a) shall be binding upon the Subscriber and the heirs, personal representatives, successors and assigns of Subscriber (provided that this Agreement and the rights and obligations of Subscriber hereunder are not transferable or assignable by Subscriber); and (b) shall be governed, construed and enforced in accordance with the laws of the State of New York without reference to any principles of conflict of laws (except insofar as affected by the state securities or “blue sky” law of the jurisdiction in which the Offering has been made to Subscriber).

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement as of the __th day of October, 2007.

By initialing the appropriate space below, the Subscriber hereby represents that the Subscriber:

_________	is a corporation, a business trust, or a partnership, not
(initials)	formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

_________	is a natural person whose individual net worth, or joint net
(initials)	worth with his or her spouse, exceeds $ 1,000,000.

_________	is a natural person who had an individual income in excess
(initials)	of $200,000 in each of the two most recent years, or joint
income with his or her spouse in excess of $300,000 in each
of those years, and has a reasonable expectation of reaching the same income level in the current year.

_________	is a trust with total assets in excess of $5,000,000, not
(initials)	formed for the specific purpose of acquiring the Units.

_________	is an entity in which all of the equity owners fall within
(initials)	one of the categories set forth above.

____________________	By:__________________________
Subscriber’s Full Legal Name	Signature of Subscriber
(Please Print)

____________________	____________________
Residence Address	Date of Execution by Subscriber

____________________
City, State, Country

____________________	____________________
Telephone Number	Email Address

Please Check Appropriate Category:

___ Individual
___ Tenants in Common
___ Joint tenants with right of survivorship

___ As custodian, trustee or agent for:

    Other (e.g., corporation, Company, etc.)

AGREED TO AND ACCEPTED BY: T.O.D. TASTE ON DEMAND INC. By:_____________________________ Name: David Katzir Title: President	OFFERED AMOUNT: Total Purchase Price U.S. $ ____________ __ shares of Common Stock